FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT

This First Amendment to Master Repurchase Agreement (the “Amendment”) is made and entered into effective as of September 25, 2008 between Natixis Real Estate Capital Inc. (“Natixis”) and RCC Real Estate SPE 3, LLC (“RCC”) in connection with the Master Repurchase Agreement dated as of April 12, 2007 between Natixis and RCC (the “Agreement”).

Unless otherwise defined, capitalized terms used in this Amendment shall have the meanings assigned in the Agreement and, unless otherwise specified, all section references herein refer to sections of the Agreement.

In consideration of the mutual promises contained herein, and other valuable consideration, and intending to be legally bound, the parties hereby amend the Agreement as follows:

1.
Section 2 of the Agreement, in the definition of “Facility Amount”, is amended by substituting “$100,000,000” for “$150,000,000.” The cover page of the Agreement is also amended by substituting “$100,000,000” for “$150,000,000.”

2.	Section 3(f)(ii) of the Agreement is amended by, in clause (ii) thereof, substituting “$56,250,000” for “$75,000,000.”

3.	Upon execution of this Amendment, RCC shall pay Natixis a modification fee of 0.25% of the Facility Amount (as such amount has been amended by this Amendment) by wire transfer.

Except as otherwise set forth herein, the Agreement shall remain unchanged and in full force and effect. From and after the date hereof, any reference to the Agreement shall be a reference to the Agreement as amended hereby.

This Amendment shall be governed by, and construed in accordance with the substantive laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Master Repurchase Agreement to be duly executed and delivered as of the day and year first written above.

[SIGNATURE PAGE ON FOLLOWING PAGE]

[SIGNATURE PAGE TO FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT]

NATIXIS REAL ESTATE CAPITAL INC.	RCC REAL ESTATE SPE 3, LLC

By: RCC Real Estate, Inc., is sole member

By: /s/ Jonathan Love	By: /s/ David E. Bloom
Name: Jonathan Love	Name: David E. Bloom
Title: Managing Director	Title: Chief Investment Officer